RETIREMENT PLANS	12 Months Ended
Dec. 31, 2022
RETIREMENT PLANS

I.RETIREMENT PLANS

We have a profit sharing and 401(k) plan for the benefit of substantially all of our employees, excluding the employees of certain wholly-owned subsidiaries. Amounts contributed to the plan are made at the discretion of the Board of Directors. We matched 25% of employee contributions in 2022, 2021, and 2020, on a discretionary basis, totaling $11.7 million, $9.2 million, and $7.2 million respectively. Included within the total employee matched contribution was an additional matched contribution for hourly employees of $4.6 million, $3.7 million and $2.9 million for 2022, 2021 and 2020, respectively, based on meeting certain performance goals during those years. The basis for matching contributions may not exceed the lesser of 6% of the employee’s annual compensation or the IRS limitation.

We maintain a retirement plan for certain officers of the Company (who have at least 20 years of service with the Company and at least 10 years of service as an officer) whereby we will pay, upon retirement, certain benefits including health care benefits, for a specified period of time if certain eligibility requirements are met. Approximately $14.8 million and $13.1 million are accrued in “Other Liabilities” for this plan on December 31, 2022 and December 25, 2021, respectively.